STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2011
STOCKHOLDERS' EQUITY
N.	STOCKHOLDERS’ EQUITY

Accumulated Other Comprehensive (Loss) Income: Following are the components of accumulated other comprehensive (loss) income:

At December 31,	2011	2010	2009
Unrealized gain on investments	$9.4	$.8	$1.4
Tax effect	(2.8)	(.3)	(.5)

	6.6	.5	.9

Unrealized loss on derivative contracts	(32.3)	(27.1)	(73.4)
Tax effect	10.3	9.2	25.0

	(22.0)	(17.9)	(48.4)

Pension and postretirement:
Unrecognized:
Actuarial loss	(722.5)	(465.1)	(444.7)
Prior service cost	(12.3)	(13.9)	(14.7)
Net initial obligation	(.6)	(.7)	(.6)
Tax effect	257.3	167.3	159.9

	(478.1)	(312.4)	(300.1)

Currency translation adjustment	274.5	371.1	383.8

Accumulated other comprehensive (loss) income	$(219.0)	$41.3	$36.2

Other Capital Stock Changes: In 2011, the Company purchased and retired 9.2 million treasury shares. In April 2010, the Company retired .4 million of its common shares held as treasury stock.